                                                                    EXHIBIT 10.4


                         FORM OF STOCK ESCROW AGREEMENT

         STOCK ESCROW AGREEMENT, dated as of _____ __, 2005 ("AGREEMENT"), by and among HARBOR ACQUISITION CORPORATION, a Delaware corporation ("COMPANY"), those persons listed on EXHIBIT A hereto (collectively "INITIAL STOCKHOLDERS") and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, a New York corporation ("ESCROW AGENT").

         WHEREAS, the Company has entered into an Underwriting Agreement, dated ____ __, 2005 ("UNDERWRITING AGREEMENT"), with Ferris, Baker Watts, Incorporated ("FBW") acting as the lead underwriter (the "UNDERWRITER"), pursuant to which, among other matters, the Underwriter has agreed to purchase 10,000,000 units ("UNITS") of the Company. Each Unit consists of one share of the Company's Common Stock, par value $0.0001 per share, and two Warrants, each Warrant to purchase one share of Common Stock, all as more fully described in the Company's final Prospectus, dated ______, 2005 ("PROSPECTUS") comprising part of the Company's Registration Statement on Form S-1 (File No. 333-126300) under the Securities Act of 1933, as amended ("REGISTRATION STATEMENT"), declared effective on __________, 2005 ("EFFECTIVE DATE").

         WHEREAS, the Initial Stockholders have agreed as a condition of the sale of the Units to deposit 100% of their shares of Common Stock of the Company, as set forth opposite their respective names in EXHIBIT A attached hereto (collectively "ESCROW SHARES"), in escrow as hereinafter provided.

         WHEREAS, the Company and the Initial Stockholders desire that the Escrow Agent accept the Escrow Shares, in escrow, to be held and disbursed as hereinafter provided.

         IT IS AGREED:

         1. APPOINTMENT OF ESCROW AGENT. The Company and the Initial Stockholders hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

         2. DEPOSIT OF ESCROW SHARES. On or before the Effective Date, each of the Initial Stockholders shall deliver to the Escrow Agent certificates representing his respective Escrow Shares, to be held and disbursed subject to the terms and conditions of this Agreement. Each Initial Stockholder acknowledges that the certificate representing his Escrow Shares is legended to reflect the deposit of such Escrow Shares under this Agreement.

         3. DISBURSEMENT OF THE ESCROW SHARES. The Escrow Agent shall hold the Escrow Shares until six months after the consummation of a Business Combination (as such term is defined in the Registration Statement) ("ESCROW Period"), on which date it shall, upon written instructions from each Initial Stockholder, disburse each of the Initial Stockholder's Escrow Shares to such Initial Stockholder; provided, however, that if the Escrow Agent is notified by the Company pursuant to Section 6.7 hereof that the Company is being liquidated at any time during the Escrow Period, then the Escrow Agent shall promptly destroy the certificates representing the Escrow Shares and; provided further, that if, after the Company consummates a Business Combination, it (or the surviving entity) subsequently consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the stockholders of such entity having the right to exchange their shares of Common Stock for cash, securities or other property, then the Escrow Agent will, upon receipt of a certificate executed by the Chief Executive Officer, President or Chief Financial Officer of the Company in form reasonably acceptable to the Escrow Agent, that such transaction is then being consummated, release the Escrow Shares to the Initial Stockholders upon consummation of the transaction so that they can similarly participate. The Escrow Agent shall have no further duties hereunder after the disbursement or destruction of the Escrow Shares in accordance with this
Section 3.

         4. RIGHTS OF INITIAL STOCKHOLDERS IN ESCROW SHARES.

            4.1 VOTING RIGHTS AS A STOCKHOLDER. Subject to the terms of the Insider Letter described in Section 4.4 hereof and except as herein provided, the Initial Stockholders shall retain all of their rights as stockholders of the Company during the Escrow Period, including, without limitation, the right to vote such shares.

            4.2 DIVIDENDS AND OTHER DISTRIBUTIONS IN RESPECT OF THE ESCROW SHARES. During the Escrow Period, all dividends payable in cash with respect to the Escrow Shares shall be paid to the Initial Stockholders, but all dividends payable in stock or other non-cash property ("NON-CASH DIVIDENDS") shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term "ESCROW SHARES" shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

            4.3 RESTRICTIONS ON TRANSFER. During the Escrow Period, no sale, transfer or other disposition may be made of any or all of the Escrow Shares except (i) by gift to a member or members of Initial Stockholder's immediate family or to a trust or other entity, the beneficiaries or owners of which are Initial Stockholders or a member or members of an Initial Stockholder's immediate family, (ii) by virtue of the laws of descent and distribution upon death of any Initial Stockholder, or (iii) pursuant to a qualified domestic relations order; provided, however, that such permissive transfers may be implemented only upon the respective transferee's written agreement to be bound by the terms and conditions of this Agreement and of the Insider Letter signed by the Initial Stockholder transferring the Escrow Shares. During the Escrow Period, the Initial Stockholders shall not pledge or grant a security interest in the Escrow Shares or grant a security interest in their rights under this Agreement.

            4.4 INSIDER LETTERS. Each of the Initial Stockholders has executed a letter agreement with FBW and the Company, dated as indicated on EXHIBIT A hereto, and which is filed as an exhibit to the Registration Statement ("INSIDER LETTER"), respecting the rights and obligations of such Initial Stockholder in certain events, including but not limited to the liquidation of the Company.

         5. CONCERNING THE ESCROW AGENT.

            5.1 GOOD FAITH RELIANCE. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

            5.2 INDEMNIFICATION. The Escrow Agent shall be indemnified and held harmless by the Company from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Shares held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Shares or it may deposit the Escrow Shares with the clerk of any appropriate court or it may retain the Escrow Shares pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Shares are to be disbursed and delivered. The provisions of this Section 5.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 5.5 or 5.6 below.

            5.3 COMPENSATION. The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from the Company for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel's, advisors' and agents' fees and disbursements and all taxes or other governmental charges.

            5.4 FURTHER ASSURANCES. From time to time on and after the date hereof, the Company and the Initial Stockholders shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

            5.5 RESIGNATION. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by the Company, the Escrow Shares held hereunder. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Shares with any court it reasonably deems appropriate.

            5.6 DISCHARGE OF ESCROW AGENT. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in Section 5.5.

            5.7 LIABILITY. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

         6. MISCELLANEOUS.

            6.1 GOVERNING LAW. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York.

            6.2 THIRD PARTY BENEFICIARIES. Each of the Initial Stockholders hereby acknowledges that the Underwriter is third party beneficiaries of this Agreement and this Agreement may not be modified or changed without the prior written consent of FBW.

            6.3 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to be affected by such change or modification.

            6.4 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

            6.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

            6.6 NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two days after the date of mailing, as follows:

If to the Company, to:

         Harbor Acquisition Corporation
         One Boston Place - Suite 3630
         Boston, Massachusetts 02108
         Attn: Chief Executive Officer

If to a Stockholder, to his address set forth in EXHIBIT A. and if to the Escrow Agent, to:

         Continental Stock Transfer & Trust Company
         17 Battery Place
         New York, New York 10004
         Attn: Felix Orihuela

A copy of any notice sent hereunder shall be sent to:

         Davis, Malm & D'Agostine, P. C.
         One Boston Place
         Boston, Massachusetts 02108
         Attn: C. Michael Malm, Esquire

         and:

         Ferris, Baker Watts, Incorporated
         100 Light Street, 8th Floor
         Baltimore, MD 21202
         Attn: Richard Prins

         and:

         Venable LLP
         8010 Towers Crescent Drive
         Suite 300
         Vienna, Virginia 22182
         Attn:  Elizabeth R. Hughes, Esq.


         The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

            6.7 LIQUIDATION OF COMPANY. The Company shall give the Escrow Agent written notification of the liquidation and dissolution of the Company in the event that the Company fails to consummate a Business Combination within the time periods specified in the Prospectus.



                           [SIGNATURE PAGE TO FOLLOW]

         WITNESS the execution of this Agreement as of the date first above written.


                                    HARBOR ACQUISITION CORPORATION

                                    By:
                                        ----------------------------------------
                                        Robert J. Hanks, Chief Executive Officer


                                    INITIAL STOCKHOLDERS:

                                    --------------------------------------------
                                    Robert J. Hanks

                                    --------------------------------------------
                                    David A. R. Dullum



                                    GRAND CRU MANAGEMENT, LLC

                                    By:
                                        ----------------------------------------
                                        Robert J. Hanks, Manager

                                    --------------------------------------------
                                    Timothy J. Durkin

                                    --------------------------------------------
                                    Todd A. Fitzpatrick

                                    --------------------------------------------
                                    Christopher R. Young

                                    ------------------------------------
                                    William E. Mahoney

                                    ------------------------------------
                                    John I. Jellinek

                                    ------------------------------------
                                    Stephen Gray

                                    ------------------------------------
                                    Thomas Bullock

                                    LATONA ASSOCIATE FUND I, LLC

                                    By:
                                       -----------------------------------------


                                    --------------------------------------------
                                    Frank H. Jellinek, Jr.

                                    ESCROW AGENT

                                    CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                    By:
                                        ----------------------------------------
                                        Title:

                                    EXHIBIT A
                                    ---------


                                                                                         STOCK
                                                        NUMBER OF      CERTIFICATE         DATE OF
NAME AND ADDRESS OF INITIAL STOCKHOLDER                  SHARES           NUMBER        INSIDER LETTER
---------------------------------------                  ------           ------           -------
Robert J. Hanks                                         750,000             1
One Boston Place, Suite 3630
Boston, Massachusetts 02108

David A.R. Dullum                                       750,000             2
One Boston Place, Suite 3630
Boston, Massachusetts 02108

Grand Cru Management, LLC                               225,000            15
One Boston Place, Suite 3630
Boston, Massachusetts 02108

Timothy J. Durkin                                        50,000           4, 5
One Boston Place, Suite 3630
Boston, Massachusetts 02108

Todd A. Fitzpatrick                                     200,000             8
One Boston Place, Suite 3630
Boston, Massachusetts 02108

Christopher R. Young                                    200,000             9
One Boston Place, Suite 3630
Boston, Massachusetts 02109

William E. Mahoney                                       50,000             6

John I. Jellinek                                         25,000            12

Stephen Gray                                             25,000            11

Thomas Bullock                                           25,000            10

Latona Associate Fund I, LLC                            100,000            13

Frank H. Jellinek, Jr.                                   50,000            14
